SIXTH AMENDED AND RESTATED LOAN AGREEMENT

Wachovia Bank, National Association
225 Water Street
Jacksonville, Florida 32202
(Hereinafter referred to as the “Bank”)

Bluegreen Corporation, a Massachusetts corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33341
(Hereinafter referred to as “Bluegreen Corporation”)

Bluegreen Resorts Management, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas), a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Southwest One, L.P., a Delaware limited partnership
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Carolina Lands, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Carolina National Golf Club, Inc., a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisure Capital Corporation, a Vermont corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen West Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Golf Clubs, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Interiors, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Southwest Land, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

New England Advertising Corporation, a Vermont corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Guaranty Corporation, a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Jordan Lake Preserve Corporation, a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisure Communication Network, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Managed Assets Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

travelheads, inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Encore Rewards, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisurepath, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Realty, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Texas Homesite Realty, Inc., a Texas corporation
f/k/a Mystic Shores Realty, Inc.
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Brickshire Realty, Inc., a Virginia corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Catawba Falls, LLC, a North Carolina limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Preserve at Jordan Lake Realty, Inc., a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Purchasing & Design, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Great Vacation Destinations, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Lake Ridge Realty, Inc., a Texas corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Communities of Texas, L.P., a Delaware limited partnership
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Pinnacle Vacations, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Communities of Georgia, LLC, a Georgia limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Communities of Georgia Realty, Inc., a Georgia corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Realty Tenn, Inc., a Tennessee corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bentwater Realty, Inc., a Texas corporation
f/k/a Mountain Lakes Realty, Inc.
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Nevada, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Family Fun Company, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Mineral Holdings, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Texas Hill Country Realty, Inc., a Texas corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Construction, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Communities of Houston - I, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Acquisition Corp., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431
(Individually and/or collectively, jointly and severally the “Borrower”)

This Sixth Amended and Restated Loan Agreement (“Agreement”) is entered into as of August 8, 2007.

Borrower requested and First Union National Bank (“First Union”) made that certain $5,000,000.00 line of credit available to Borrower (the “Loan”) as evidenced by that certain Promissory Note dated as of September 23, 1998 and certain other documents including that certain Loan Agreement dated as of September 23, 1998. The Loan has been previously amended, increased and extended pursuant to the terms and conditions of certain documents including, without limitation, that certain $10,000,000.00 Renewal Promissory Note dated as of December 31, 2000, that certain Modification Number One to the Loan Agreement dated as of August 1, 1999, that certain Modification Number Two to Loan Agreement dated as of November 3, 1999, that certain Modification Number Three to Loan Agreement dated as of December 31, 2000, and certain other documents.

Borrower subsequently requested and First Union agreed to amend, increase and extend the Loan as evidenced by (i) that certain Amended and Restated Promissory Note executed by Borrower, jointly and severally, dated as of December 31, 2001, and made payable to First Union in the original principal amount of $12,500,000.00; (ii) that certain Amended and Restated Loan Agreement dated as of December 31, 2001; and (iii) certain other loan documents dated as of December 31, 2001.

Borrower subsequently requested and Bank (successor by merger to First Union) agreed to amend and extend the Loan as evidenced by (i) that certain Second Amended and Restated Promissory Note executed by Borrower, jointly and severally, dated as of December 31, 2002, and made payable to Bank in the original principal amount of $12,500,000.00; (ii) that certain Second Amended and Restated Loan Agreement dated as of December 31, 2002; and (iii) certain other loan documents dated as of December 31, 2002.

Borrower subsequently requested and Bank agreed to further amend, increase and extend the Loan pursuant to the terms of (i) that certain Third Amended and Restated Promissory Note executed by Borrower, jointly and severally, dated as of December 30, 2003, and made payable to Bank in the original principal amount of $15,000,000.00, and (ii) that certain Third Amended and Restated Loan Agreement dated as of December 30, 2003.

Borrower subsequently requested, and Bank agreed to further amend the Loan, as evidenced by that certain First Amendment and Ratification of Loan Agreement dated as of March 31, 2004, and as evidenced by that certain Second Amendment and Ratification of Loan Agreement dated as of August 9, 2004.

Borrower subsequently requested and Bank agreed to further modify and extend the Loan pursuant to the terms of (i) that certain Fourth Amended and Restated Promissory Note executed by Borrower, jointly and severally, dated as of December 31, 2004, and made payable to the Bank in the original principal amount of $15,000,000.00, and (ii) that certain Fourth Amended and Restated Loan Agreement dated as of December 31, 2004.

Borrower subsequently requested and Bank agreed to further modify and extend the Loan pursuant to the terms of (i) that certain Fifth Amended and Restated Promissory Note executed by Borrower, jointly and severally, dated as of July 26, 2006, and made payable to the Bank in the original principal amount of $15,000,000.00 (the “Note”), and (ii) that certain Fifth Amended and Restated Loan Agreement dated as of July 26, 2006.

Borrower has now requested and Bank has agreed to further modify, increase and extend the Loan pursuant to the terms of (i) that certain Sixth Amended and Restated Promissory Note executed by Borrower, jointly and severally, dated of even date herewith, and made payable to the Bank in the original principal amount of $20,000,000.00 (the “Note”), and (ii) this Agreement. The Note, and this Agreement and all other documents executed in connection with the Loan are hereinafter collectively referred to as the “Loan Documents”. All capitalized terms used herein and not otherwise defined shall have those meanings ascribed to them in the Loan Documents.

LINE OF CREDIT. Borrower may borrow, repay, and reborrow, from time to time, so long as the total principal indebtedness outstanding under the Loan plus the amount of all unreimbursed drawings under all letters of credit issued by Bank for account of Borrower does not exceed the face amount of the Note. All payments made by Bank under any letters of credit issued for the account of Borrower and all fees, commissions, discounts and other amounts owed or to be owed to Bank in connection therewith, shall be deemed to be Advances under the Note and shall be repaid as provided herein and in the Note. The Loan proceeds are to be used by Borrower solely for working capital and to issue letters of credit from time to time. The Borrower shall pay down the outstanding balance under the Loan (excluding letters of credit issued under the Note) to a maximum of $1,000.00 for forty-five (45) consecutive days annually. The total amount of letters of credit to be issued under the Note shall not exceed $10,000,000.00 in the aggregate at any time nor have maturities greater than the maturity date of the Loan. The maturity date of the Loan shall be June 30, 2009.

Letter of Credit Fees. Borrower shall pay to Bank, at such times as Bank shall require, Bank’s standard fees in connection with Letters of Credit, as in effect from time to time, and with respect to standby Letters of Credit, an additional fee equal to 1.50% per annum on the face amount of each standby Letter of Credit, payable annually, in advance, for so long as such Letter of Credit is outstanding.

Representations. Except as otherwise provided herein, Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: Accurate Information. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such information relating to

Borrower’s financial condition will accurately reflect Borrower’s financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. Authorization; Non-Contravention. The execution, delivery and performance by Borrower of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower’s assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. Asset Ownership. As of the date of this Agreement, Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed in such financial statements (“Permitted Liens”). To Borrower’s knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower’s present rights in its properties and assets have arisen. Discharge of Liens and Taxes. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets to the extent required to be paid as of this date, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained if required by generally accepted accounting principles. Sufficiency of Capital. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Note and any other Loan Documents, will not be, insolvent within the meaning of 11 U.S.C. § 101(32). Compliance with Laws. Borrower is in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. § 3617, et seq.) or narcotics (including 21 U.S.C. § 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if applicable. Organization and Authority. Each Borrower is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each Borrower is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. No Litigation. There are no pending suits, claims or demands or any threatened suits, claims or demands (which threatened suits, claims or demands have a reasonable likelihood of becoming a suit, claim or demand), against Borrower or any guarantor, and which could reasonably be expected to have a material adverse effect on Borrower’s or guarantor’s business, that have not been disclosed in Borrower’s periodic filings with the Securities and Exchange Commission (“SEC”), or otherwise disclosed to Bank in writing and approved by Bank. ERISA. Each employee pension benefit plan, as defined in ERISA, maintained by Borrower meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1954, as amended. No “Prohibited Transaction” or “Reportable Event” (as both terms are defined by ERISA) has occurred with respect to any such plan.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: Business Continuity. Conduct its business in substantially the same manner as such business is now and has previously been conducted. Maintain Properties. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. Access to Books and Records. Allow Bank, or its agents, during normal business hours and upon prior advance written notice, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank to make copies thereof at Bank’s expense. Insurance. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. Notice of Default and Other Notices. (a) Notice of Default. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) Other Notices. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties (Bank acknowledges that disclosure of all such matters in Borrower’s periodic filings with the SEC shall constitute prompt notice thereof to Bank); (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower in a claimed amount in excess of $1,500,000.00 (Bank acknowledges that disclosure of all such matters in Borrower’s periodic filings with the SEC shall constitute prompt notice thereof to Bank); and (v) at least 30 days prior thereto, any change in Borrower’s name or address as shown above, and/or any material change in Borrower’s structure. Compliance with Other Agreements. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the 11 U.S.C. § 101. Payment of Debts. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. Reports and Proxies. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority, excluding federal, state and local tax returns, business license and registration reports and SEC filings on Form 8-K, unless reasonably requested in writing by Bank. Bank acknowledges that Borrower’s timely filings with the SEC using the EDGAR System will constitute prompt delivery to the Bank of such items. Other Financial Information. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. Non-Default Certificate From Borrower. Deliver to Bank, with the Financial Statements required herein, a certificate signed by Borrower, if Borrower is an individual, or by a principal financial officer of Borrower warranting that no “Default as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred. Estoppel Certificate. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations.

Negative Covenants. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: Default on Other Contracts or Obligations. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed in an amount in excess of $2,500,000.00, which default is not cured within any cure period applicable thereto. Judgment Entered. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower not dismissed or bonded within 30 days. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or its such business is curtailed or materially impaired. Prepayment of Other Debt. Retire any long-term debt entered into prior to the date of this Agreement in advance of its legal obligation to do so other than in connection with refinancing; provided, however, so long as no principal or interest is then outstanding under the Loan and no Default exists, Borrower may retire any long-term debt entered into prior to the date of this Agreement in advance of its legal obligation to do so. Retire or Repurchase

Capital Stock. Retire or otherwise acquire any of its capital stock, except as permitted by waiver letter from Bank to Borrower dated as of May 13, 1999 authorizing the repurchase of up to two million shares of capital stock under Borrower’s existing share repurchase program.

Financial Covenants. Borrower, on a consolidated basis, agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: Adjusted Total Liabilities to Adjusted Tangible Net Worth Ratio. Borrower shall, at all times, on a consolidated basis, maintain a ratio of Adjusted Total Liabilities to Adjusted Tangible Net Worth of not more than 2.25 to 1.00. For the purposes of this computation, (i) “Adjusted Total Liabilities” shall mean the sum of all liabilities of the Borrower, on a consolidated basis, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet, and excluding deferred income, any non-recourse obligations backed by vacation ownership receivables, and debt fully subordinated to Bank on terms and conditions acceptable to Bank in its sole and absolute discretion, in accordance with generally accepted accounting principles applied on a consistent basis; and (ii) “Adjusted Tangible Net Worth” shall mean total assets minus Total Liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets. “Total Liabilities” shall mean all liabilities of Borrower, including capitalized leases and all reserves for deferred taxes, and other deferred sums appearing on the liabilities side of a balance sheet and all obligations as lessee under off-balance sheet synthetic leases of Borrower, excluding debt fully subordinated to Bank on terms and conditions acceptable to Bank, all in accordance with generally accepted accounting principles applied on a consistent basis. Liquidity Requirement. Borrower shall, at all times, maintain unrestricted cash and unencumbered timeshare receivables of not less than $50,000,000.00 in the aggregate. Deposit Relationship. Bluegreen Corporation shall maintain its primary depository account with Bank. Compliance Certificate. Borrower shall furnish Bank with a quarterly covenant compliance certificate demonstrating Borrower’s compliance with the above Financial Covenants.

Annual Financial Statements. Bluegreen Corporation shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be compiled by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Bluegreen Corporation. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank’s approval. Notwithstanding the foregoing, any adverse, qualified or scope limitation with the Borrower’s audit opinion relative to Section 404 of the Sarbanes-Oxley Act of 2002 will not make an otherwise unqualified opinion on the financial statement audit unacceptable to Bank unless, in the Bank’s opinion, such adverse, qualified or scope limitation, is material in nature including, without limitation, calling into question the effectiveness of the Borrower’s internal control under such Section 404.

Periodic Financial Statements. Bluegreen Corporation shall deliver to Bank unaudited management-prepared quarterly financial statements including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 60 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Bluegreen Corporation.

Attorneys’ Fees. Borrower shall pay all of Bank’s reasonable expenses incurred to enforce or collect any of the Advances, including, without limitation, reasonable arbitration, attorneys’ and experts’ fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

Waivers. Except as otherwise permitted in the Note or other Loan Documents, Borrower hereby waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind whatsoever. Any failure by Bank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time.

Amendment and Severability. No amendment to or modification of this Agreement shall be binding upon Bank unless in writing and signed by it. If any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Miscellaneous. This Agreement is fully assignable by Bank and all rights of Bank thereunder shall inure to the benefit of its successors and assigns. This Agreement shall be binding upon Borrower and its successors and assigns. The captions contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of the Agreement. This Agreement shall be governed by and interpreted in accordance with the laws of the state where Bank’s office as shown herein is located, without regard to that state’s conflict of laws principles.

Notices. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower’s address shown above (attention Borrower’s Corporate General Counsel) or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank’s office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower’s address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.

Conditions Precedent. All advances under the Note are subject to the following conditions precedent: (a) Non-Default. Borrower shall be in compliance with all of the terms and conditions set forth herein and an Event of Default as specified herein, or an event which upon notice or lapse of time or both would constitute such an Event of Default, shall not have occurred or be continuing at the time of such Advance. (b) Borrowing Resolution. Bank shall have received all certified resolutions authorizing borrowings by Borrower under this Agreement. (c) Financial Information and Documents. Borrower shall deliver to Bank such information and documents as Bank may request from time to time, including without limitation, financial statements, information pertaining to Borrower’s financial condition and additional supporting documents. (d) Purchase/Warehousing Facility. Borrower shall provide evidence to Bank regarding availability under its then existing purchase/warehousing facility in an amount not less than that requested advance plus the then outstanding balance of the Loan. (e) Certificates of Good Standing. Borrower shall have delivered a Certificate of Good Standing for each Borrower (all dated within thirty days of the date of this Agreement) issued by the respective Secretary of State.

Sixth Amended and Restated Loan Agreement. This Sixth Amended and Restated Loan Agreement, amends, replaces and supersedes in its entirety that certain Fifth Amended and Restated Loan Agreement dated as of July 26, 2006, executed by Borrower in favor of Bank (the “Original Loan Agreement”). Should there be any conflict between any of the terms of the Original Loan Agreement, and the terms of this Agreement, the terms of this Agreement shall control.

FEE. Borrower shall pay Bank a fee in the amount of $12,500.00 upon the closing of the Loan.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY

WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO THIS AGREEMENT.EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

[EXECUTIONS COMMENCE ON FOLLOWING PAGE]

The parties hereto have duly executed this instrument as of the date stated above.

Wachovia Bank, National Association, successor in interest to First Union National Bank

By:

Karen J. Leikert, Senior Vice President

Bluegreen Corporation, a Massachusetts corporation

By:

Anthony M. Puleo, Senior Vice President,
Chief Financial Officer and Treasurer
Taxpayer Identification Number: 03-0300793

Bluegreen Resorts Management, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0520217

Bluegreen Vacations Unlimited, Inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0433722

Bluegreen Holding Corporation (Texas), a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0796382

[CONTINUES ON FOLLOWING PAGE]

Bluegreen Southwest One, L.P., a Delaware limited partnership

By:	Bluegreen Southwest Land, Inc., a Delaware corporation, Its General Partner

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0914561

Bluegreen Asset Management Corporation, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0325365

Bluegreen Carolina Lands, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0941345

Bluegreen Corporation of Tennessee, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0316460

Bluegreen Corporation of the Rockies, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0349373

Bluegreen Properties of Virginia, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 52-1752664

[CONTINUES ON FOLLOWING PAGE]

Bluegreen Resorts International, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0803615

Carolina National Golf Club, Inc., a North Carolina corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 62-1667685

Leisure Capital Corporation, a Vermont corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0327285

Bluegreen West Corporation, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 59-3300205

Bluegreen Golf Clubs, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0912659

Bluegreen Interiors, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0929952

[CONTINUES ON FOLLOWING PAGE]

Bluegreen Southwest Land, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0910609

New England Advertising Corporation, a Vermont corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0295158

Bluegreen Guaranty Corporation, a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-0341038

Jordan Lake Preserve Corporation, a North Carolina corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1038536

Leisure Communication Network, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1049209

Managed Assets Corporation, a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1079961

travelheads, inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1129982

[CONTINUES ON FOLLOWING PAGE]

Encore Rewards, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 65-1138973

Leisurepath, Inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 03-0407452

BXG Realty, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 04-3693479

Texas Homesite Realty, Inc., a Texas corporation
f/k/a Mystic Shores Realty, Inc.

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 04-3678944

Brickshire Realty, Inc., a Virginia corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 01-0706966

Catawba Falls, LLC, a North Carolina limited liability company

By:

Anthony M. Puleo, Manager
Taxpayer Identification Number: 03-0466014

[CONTINUES ON FOLLOWING PAGE]

Preserve at Jordan Lake Realty, Inc., a North Carolina corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 06-1638828

Bluegreen Purchasing & Design, Inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 54-2064090

Great Vacation Destinations, Inc., a Florida corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 51-0420655

Lake Ridge Realty, Inc., a Texas corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 55-0794661

Bluegreen Communities of Texas, L.P., a Delaware limited partnership

By: Bluegreen Southwest Land, Inc., a Delaware corporation, its General Partner

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-3600096

Pinnacle Vacations, Inc., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-3704976

[CONTINUES ON FOLLOWING PAGE]

Bluegreen Communities of Georgia, LLC, a Georgia limited liability company

By:

Anthony M. Puleo, Manager
Taxpayer Identification Number: 51-0446159

Bluegreen Communities of Georgia Realty, Inc., a Georgia corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 51-0446176

BXG Realty Tenn, Inc., a Tennessee corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 62-1697300

Bentwater Realty, Inc., a Texas corporation f/k/a
Mountain Lakes Realty, Inc.

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 55-0794661

Bluegreen Nevada, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-8208202

Family Fun Company, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-3326331

[CONTINUES ON FOLLOWING PAGE]

BXG Mineral Holdings, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-5935329

Texas Hill Country Realty, Inc., a Texas corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 20-8879252

BXG Construction, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 26-0316058

Bluegreen Communities of Houston - I, LLC, a Delaware limited liability company

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number: 26-0589691

BXG Acquisition Corp., a Delaware corporation

By:

Anthony M. Puleo, Vice President and Treasurer
Taxpayer Identification Number:____________

[ACKNOWLEDGMENTS APPEAR ON FOLLOWING PAGE]

State of Florida	)
) SS:
County of Broward	)

The foregoing instrument was acknowledged before me this _____ day of August, 2007, by Karen J. Leikert, as Senior Vice President, of Wachovia Bank, National Association, on behalf of the company. She is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

Print or Stamp Name: __________________________
Notary Public, State of Florida at Large
Commission No.: ______________________________

State of Florida	)
) SS:
County of Plam Beach	)

The foregoing instrument was acknowledged before me this _____ day of August, 2007, by Anthony M. Puleo, as Senior Vice President, Chief Financial Officer and Treasurer of Bluegreen Corporation, a Massachusetts corporation, on behalf of the corporation. He is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

Print or Stamp Name: ___________________________
Notary Public, State of Florida at Large
Commission No.: ______________________________

State of Florida	)
) SS:
County of Palm Beach	)

The foregoing instrument was acknowledged before me this _____ day of August, 2007, by Anthony M. Puleo, as Vice President and Treasurer of Bluegreen Southwest Land, Inc., a Delaware corporation, the sole general partner of Bluegreen Communities of Texas, L.P., a Delaware limited partnership, on behalf of the corporation and as an act of the partnership. He is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

Print or Stamp Name: ___________________________
Notary Public, State of Florida at Large
Commission No.: ______________________________

[CONTINUES ON FOLLOWING PAGE]

State of Florida	)
) SS:
County of Palm Beach	)

The foregoing instrument was acknowledged before me this _____ day of August, 2007, by Anthony M. Puleo, as Vice President and Treasurer of Bluegreen Southwest Land, Inc., a Delaware corporation, the sole general partner of Bluegreen Southwest One, L.P., a Delaware limited partnership, on behalf of the corporation and as an act of the partnership. He is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

Print or Stamp Name: ___________________________
Notary Public, State of Florida at Large
Commission No.: ______________________________

State of Florida	)
) SS:
County of Palm Beach	)

The foregoing instrument was acknowledged before me this _____ day of August, 2007, by Anthony M. Puleo, as Vice President and Treasurer of the following entities: Bluegreen Resorts Management, Inc., a Delaware corporation; Bluegreen Vacations Unlimited, Inc., a Florida corporation; Bluegreen Holding Corporation (Texas), a Delaware corporation; Bluegreen Asset Management Corporation, a Delaware corporation; Bluegreen Carolina Lands, LLC, a Delaware limited liability company; Bluegreen Corporation of Tennessee, a Delaware corporation; Bluegreen Corporation of the Rockies, a Delaware corporation; Bluegreen Properties of Virginia, Inc., a Delaware corporation; Bluegreen Resorts International, Inc., a Delaware corporation; Carolina National Golf Club, Inc., a North Carolina corporation; Leisure Capital Corporation, a Vermont corporation; Bluegreen West Corporation, a Delaware corporation; Bluegreen Golf Clubs, Inc., a Delaware corporation; Bluegreen Interiors, LLC, a Delaware limited liability company; Bluegreen Southwest Land, Inc., a Delaware corporation; New England Advertising Corporation, a Vermont corporation; Bluegreen Guaranty Corporation, a Florida corporation; Jordan Lake Preserve Corporation, a North Carolina corporation; Leisure Communication Network, Inc., a Delaware corporation; Managed Assets Corporation, a Delaware corporation; travelheads, inc., a Florida corporation; Encore Rewards, Inc., a Delaware corporation; Leisurepath, Inc., a Florida corporation; BXG Realty, Inc., a Delaware corporation; Texas Homesite Realty, Inc., a Texas corporation f/k/a Mystic Shores Realty, Inc.; Brickshire Realty, Inc., a Virginia corporation; Catawba Falls, LLC, a North Carolina limited liability company; Preserve at Jordan Lake Realty, Inc., a North Carolina corporation; Bluegreen Purchasing & Design, Inc., a Florida corporation; Great Vacation Destinations, Inc., a Florida corporation; Lake Ridge Realty, Inc., a Texas corporation; Pinnacle Vacations, Inc., a Delaware corporation; Bluegreen Communities of Georgia, LLC, a Georgia limited liability company; Bluegreen Communities of Georgia Realty, Inc., a Georgia corporation; BXG Realty Tenn, Inc., a Tennessee corporation; Bentwater Realty, Inc., a Texas corporation; Bluegreen Nevada, LLC, a Delaware limited liability company, Family Fun Company, LLC, a Delaware limited liability company; BXG Mineral Holdings, LLC, a Delaware limited liability company, Texas Hill Country Realty, Inc., a Texas Corporation; BXG Construction, LLC, a Delaware limited liability company; Bluegreen Communities of Houston – I, LLC, a Delaware limited liability company; BXG Acquisition Corp., a Delaware corporation, on behalf of each such entity. He is personally known to me or has produced a driver’s license, passport or military identification, or other form of identification and did not take an oath.

Print or Stamp Name: ___________________________
Notary Public, State of Florida at Large
Commission No.: ______________________________